UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure.

         On July 25, 2006, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Investor Presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (c)          Exhibits

            99.1        Investor Presentation of Provident Financial Holdings, Inc.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2006	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)


EXHIBIT 99.1














































Provident Financial Holdings, Inc.

June 30, 2006

www.myprovident.com

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

PROVIDENT
Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq NM:	PROV
Share price:	$30.00
52-week range:	$25.04 - $33.15
Shares outstanding	6,991,842 shares
Market cap:	$209.8 million
P/E (ttm):	10.07
EPS (ttm):	$2.98
Annual div & yield:	$0.60 (2.00%)
Div distribution date:	09-Jun-06
Div record date:	15-May-06
As of June 30, 2006.	

PROVIDENT
Provident Financial Holdings, Inc.

Organizational Chart



Provident Financial Holdings (Holding Company)
Mortgage Banking (Provident Bank Mortgage)
Provident Bank
Community Banking (Provident Bank)
Provident Financial Corp
Real Estate Operations

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Strong organic growth rate
- Expanding customer base and market
- Strong mortgage operations
- Outstanding asset quality
- Largest independent community bank headquartered in Riverside County, California

PROV Overview

Southern California


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside (Winter 2006)
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Rancho Cucamonga
- San Diego

Retail Offices:

- Call Center, Riverside
- Carlsbad
- Corona
- Diamond Bar
- Glendora
- Huntington Beach
- La Quinta
- Riverside
- Temecula
- Torrance
- Vista

PROVIDENT
Provident Financial Holdings, Inc.

Attractive Inland Empire Market

- "From 1990 to 2005, the Inland Empire added 500,192 jobs, that is 46% of the 1,086,141 job growth in Southern California. In 2005 alone, the region's 56,658 new jobs exceeded the combined growth of Orange County (32,717) and San Diego County (21,058)."

  Source: 2006 Husing Report.
- "People are moving to the Inland Empire due to the huge median home price advantage. Its $386,000 median price saved families: $124,000 (Los Angeles), $156,000 (San Diego), and $284,000 (Orange County)."

  Source: 2006 Husing Report.
- "The Inland Empire will add 1.76 million people from 2000 to 2020, more than all but seven U.S. states."

  Source: 2006 Husing Report.
- "Office absorption has reached record levels as some coastal firms have realized they need to be located in the midst of the Inland Empire's 3.9 million people and 1.2 million job economy."

  Source: 2006 Husing Report.

Provident Financial Holdings, Inc.

Business Strategy

Holding Company

- Prudent share repurchase program
- Prudent cash dividend policy

Provident Bank

- Asset growth - loans vs. investments
- Loan portfolio mix - "preferred loans" vs. single-family loans
- Deposit growth vs. wholesale funding

Provident Bank Mortgage

- Loan origination mix - purchase vs. refinance
- High margin products - e.g. seconds, alt-A fixed and alt-A adjustable loans vs. all other loans

PROV Highlights

PROVIDENT
Provident Financial Holdings, Inc.

Financial Position:	As of 06/30/2006	As of 03/31/2005
Total assets ……………………	$ 1.62 billion	$ 1.62 billion
Loans held for investment …….	$ 1.26 billion	$ 1.10 billion
Deposits ………………………	$ 917.6 million	$ 943.5 million
Equity …………………………	$ 136.2 million	$ 119.5 million
Tangible equity ………………	$ 136.2 million	$ 119.4 million

Financial Results:	Quarter Ended 06/30/2006	Quarter Ended 03/31/2005
Net income ……………………	$ 3.8 million	$ 4.6 million
Return on average equity ……	11.20%	15.48%
Return on average assets …..	0.96%	1.20%
Net interest margin …………	2.82%	2.98%
Efficiency ratio ………………	57.54%	48.45%
Total loan originations ………	$ 453.2 million	$ 510.9 million
Provident Bank ……………	$ 86.0 million	$ 72.4 million
Provident Bank Mortgage …	$ 367.2 million	$ 438.5 million

Provident Financial Holdings, Inc.

Quarterly Net Income


(In millions)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$4.6
$4.8
$4.9
$4.8
$3.4
$4.1
03/05
06/05
09/05
12/05*
03/06
06/06**
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Net Income was $8.4 million as described in the Form 10-Q for the quarter ended December 31, 2005.

** Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Net Income was $3.8 million as described in the Earnings Release for the quarter ended June 30, 2006.

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.2
$3.8
$3.2
$2.1
$0.1
$1.2
$4.9
$4.6
$5.5
$6.3
$6.0
$6.1
19% C.A.G.R.*
03/05
06/05
09/05
12/05**
03/06
06/06***
(Quarter Ended)
Community Banking
Mortgage Banking

* C.A.G.R. - Compound annual growth rate from the quarter ended 03/31/05 through 06/30/06.

** Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $12.5 million as described in the Form 10-Q for the quarter ended December 31, 2005.

*** Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Pre-Tax Income for Community Banking was $5.6 million as described in the Earnings Release for the quarter ended June 30, 2006.

Quarterly Net Interest Income



(In millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$11.0
$11.2
$11.0
$11.0
$11.2
$10.9
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)

Non-Interest Income

(In millions)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.2
$4.2
$1.4
$5.1
$1.6
$4.4
$1.7
$3.4
$1.5
$2.7
$1.5
$3.1
03/05
06/05
09/05
12/05*
03/06
06/06
(Quarter Ended)
Gain on Sale of Loans
Other Fees

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Other Fees was $8.0 million as described in the Form 10-Q for the quarter ended December 31, 2005.

Operating Expenses

Provident Financial Holdings, Inc.



(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$7.9
$8.9
$8.2
$7.8
$8.0
$8.4
03/05
06/05
09/05
12/05
03/06
06/06*
(Quarter Ended)

* Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Operating Expenses were $8.9 million as described in the Earnings Release for the quarter ended June 30, 2006.

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.98%
2.90%
2.80%
2.87%
3.00%
2.82%
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)

Provident Financial Holdings, Inc.

Net Interest Margin vs. Fed Funds


5.50 %
5.00 %
4.50 %
4.00 %
3.50 %
3.00 %
2.50 %
2.00 %
1.50 %

	09/04	12/04	03/05	06/05	09/05	12/05	03/06	06/06
NIM (%)	3.03 %	2.93 %	2.98 %	2.90 %	2.80 %	2.87 %	3.00 %	2.82 %
Fed Funds (%)	1.75 %	2.25 %	2.75 %	3.25 %	3.75 %	4.25 %	4.75 %	5.25 %

G&A to Average Assets


2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.07%
2.24%
2.01%
1.97%
2.09%
2.13%
03/05
06/05
09/05
12/05
03/06
06/06*
(Quarter Ended)

* Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, G&A to Average Assets was 2.26%.

Efficiency Ratio

Provident Financial Holdings, Inc.


55.00%
52.50%
50.00%
47.50%
45.00%
42.50%
40.00%
48.45%
50.63%
48.17%
48.27%
52.19%
54.33%
03/05
06/05
09/05
12/05*
03/06
06/06**
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, the Efficiency Ratio was 34.72% as described in the Form 10-Q for the quarter ended December 31, 2005.

** Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, the Efficiency Ratio was 57.54% as described in the Earnings Release for the quarter ended June 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.20%
1.22%
1.22%
1.20%
0.89%
1.04%
03/05
06/05
09/05
12/05*
03/06
06/06**
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Assets was 2.13% as described in the Form 10-Q for the quarter ended December 31, 2005.

** Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Return on Average Assets was 0.96% as described in the Earnings Release for the quarter ended June 30, 2006.

Return on Average Equity

Provident Financial Holdings, Inc.


15.48%
15.93%
15.80%
15.00%
10.17%
12.05%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
03/05
06/05
09/05
12/05*
03/06
06/06**
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Equity was 26.12% as described in the Form 10-Q for the quarter ended December 31, 2005.

** Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Return on Average Equity was 11.20% as described in the Earnings Release for the quarter ended June 30, 2006.

Provident Financial Holdings, Inc.

Diluted Earnings per Share



$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.64
$0.68
$0.71
$0.70
$0.49
$0.60
03/05
06/05
09/05
12/05*
03/06
06/06**
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Diluted Earnings per Share was $1.23 as described in the Form 10-Q for the quarter ended December 31, 2005.

** Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Diluted Earnings per Share was $0.56 as described in the Earnings Release for the quarter ended June 30, 2006.

Book Value per Share



11% C.A.G.R.*
$19.50
$19.00
$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$17.09 $17.08
$17.68 $17.67
$18.22 $18.21
$19.12 $19.12
$19.31 $19.30
$19.48 $19.48
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

* C.A.G.R. - Compound annual growth rate from the quarter ended 03/31/05 through 06/30/06.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank ™

More for you everyday.

Total Assets



(In millions)
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,623
$1,632
$1,631
$1,576
$1,563
$1,622
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)

Loan to Investment Mix



(In millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$249
$232
$214
$200
$190
$177
12% C.A.G.R.*
$1,098
$1,132
$1,128
$1,162
$1,205
$1,263
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate from the quarter ended 03/31/05 through 06/30/06.

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.



(In millions)
15% C.A.G.R.*
$120
$100
$80
$60
$40
$20
$0
$72
$73
$84
$52
$109
$86
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 03/31/05 through 06/30/06.

PROVIDENT

Provident Financial Holdings, Inc.

Loan Portfolio Mix
(Loans Held for Investment)



As of 06/30/2006
Single-Family
"Preferred Loans"
Other



As of 03/31/2005
Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Non-Performing Assets ("NPA") & NPA to Total Assets



($ in thousands)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
(Percentage)

	03/05	06/05	09/05	12/05	03/06	06/06
Non-Performing Assets	$584	$590	$1,811	$849	$1,549	$2,528
NPA to Total Assets	0.04%	0.04%	0.11%	0.05%	0.10%	0.16%

Asset Quality

PROVIDENT
Provident Financial Holdings, Inc.

Provision for Loan Losses (PLL) &
Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



($ in thousands)
(Percentage
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
-$100
-$200
-$300
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
-0.20%
-0.30%

	03/05	06/05	09/05	12/05	03/06	06/06
PLL	$404	$335	$65	-$27	$1,301	-$205
ALL to LHI	0.80%	0.81%	0.82%	0.79%	0.87%	0.81%

PROVIDENT
Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings



(In millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$530
$561
$507
$467
$470
$546
$425
$434
$489
$500
$501
$527
$518
$485
$474
$445
$431
$391
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition


As of 06/30/2006
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market


(In millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$425
$292
$132
$50
$44
As of 03/31/2005
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

Mortgage Banking

PROVIDENT
Provident Financial Holdings, Inc.

PROVIDENT
Bank Mortgage™
Faster funded home loans.

Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations



(In millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$109
$330
$103
$335
$103
$369
$99
$301
$42
$250
$83
$284
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)
Saleable
Portfolio

PBM Purchase vs. Refinance



100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
Refinance (%)
Purchase (%)

	03/05	06/05	09/05	12/05	03/06	06/06
Refinance	40 %	43 %	55 %	51 %	53 %	55 %
Purchase	60 %	57 %	45 %	49 %	47 %	45 %

(Quarter Ended)

"High Margin" vs. "Low Margin" Products



PROVIDENT
Provident Financial Holdings, Inc.



(In millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$104
$226
$104
$231
$119
$250
$71
$230
$71
$179
$78
$206
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)
"High Margin" Products
"Low Margin" Products

PROVIDENT
Provident Financial Holdings, Inc.

Gain on Sale Margin


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.15%
1.40%
1.23%
1.10%
1.01%
0.95%
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)

Provident Financial Holdings, Inc.

Capital Management

Stockholders' Equity


(In millions)
$140
$135
$130
$125
$120
$115
$110
$105
$100
11% C.A.G.R.*
$120
$123
$126
$131
$137
$136
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 03/31/05 through 06/31/06.

PROVIDENT
Provident Financial Holdings, Inc.

Share Repurchase Program



180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Shares)

	03/05	06/05	09/05	12/05	03/06	06/06
Shares Repurchased	28,470	66,900	28,000	169,015	21,590	148,564
Average Cost per Share	$27.94	$27.26	$28.30	$27.25	$29.36	$29.65

(Quarter Ended)

Provident Financial Holdings, Inc.

Cash Dividend per Share



$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.14
$0.14
$0.14
$0.14
$0.15
$0.15
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)

Consolidated Capital Ratio



9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
7.36% 7.36%
7.54% 7.53%
7.74% 7.74%
8.28% 8.28%
8.76% 8.75%
8.40% 8.40%
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

PROVIDENT
Provident Financial Holdings, Inc.

Bank Capital Ratio



Tier 1 Core Capital Ratio
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
6.05%
6.56%
6.90%
8.02%
8.24%
8.08%
03/05
06/05
09/05
12/05
03/06
06/06
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Stock Performance



$120
$110
$100
$90

	Dec 2004	Mar 2005	Jun 2005	Sep 2005	Dec 2005	Mar 2006	May 2006
PROV	$100	$104	$99	$99	$93	$116	$100
Nasdaq Bank Index	$100	$92	$95	$96	$98	$103	$102
Nasdaq Stock Index	$100	$92	$95	$100	$102	$108	$101

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on December 31, 2004 and that all dividends were reinvested.

PROVIDENT

Provident Financial Holdings, Inc.

PROV
NASDAQ
LISTED

www.myprovident.com